Exhibit 10.2

FOIA CONFIDENTIAL

TREATMENT REQUESTED

November 15, 2011

Mr. Frankie Lo Executive Vice President & COO

SAE Magnetics (H.K.) Ltd.

Re: Minimum Volumes of Sliders & HGAs

This letter, once mutually executed, will form our agreement on those terms set forth below regarding a purchase and supply commitment, under which SAE Magnetics (H.K.) Ltd. and its affiliates (“SAE”) will manufacture and sell sliders and head gimbal assemblies (“HGAs”) to Western Digital Technologies, Inc. (“WD”).

1. Supply of Sliders and HGAs. WD agrees to purchase from SAE, and SAE agrees to manufacture and sell to WD, the minimum volumes of sliders and HGAs shown in the rows entitled TPC [***], and TPC [***], and SAE Turnkey HGA, as set forth in Attachment A, for a [***] term beginning CQ1’12 [***] (“Term”). The parties also agree that WD may revisit at a later date the volumes set forth in the row entitled [***] in Attachment A.

2. Additional Terms. By the end of the [***] of the Term, the parties shall jointly discuss any future purchase and sale volumes for periods occurring after the Term. The parties shall also review volume/mix at each quarter for tactical adjustments to best fit other component availability conditions for maximum utilization of quarterly capacity in SAE, including the facility located in the Philippines (“TPC”).

3. Payment Terms. Pricing [***], and shall be negotiable quarterly, [***] supply relationship between WD and SAE regarding sliders and HGAs.

4. Prepayment. WD shall prepay SAE a total of [***] upfront, prior to the start of the Term, as a deposit for the minimum purchase volumes during CQ1’12 [***] that are identified in Attachment A. On a quarterly basis, until the end of [***], or until the prepayment is paid off, whichever comes first, SAE will pay WD [***] per each slider and [***] per each HGA that WD purchases in excess of a baseline TPC purchase volume of [***] and a Turnkey HGA purchase volume of [***] in each respective calendar quarter. For example, if WD purchased [***] sliders and HGAs from TPC and [***] Turnkey HGAs from SAE in CQ1’12, SAE would pay WD [***] at the beginning of CQ2’12, [***]. Any remaining deposit at the end of [***]. In addition, any [***] volume will be excluded from the prepayment payback.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2

FOIA CONFIDENTIAL

TREATMENT REQUESTED

5. Additional Costs. WD shall pay SAE upfront a total of [***] for tooling/fixture costs, regarding the volumes set forth in the rows entitled TPC [***] in Attachment A, as well as an additional upfront payment of [***] for shipping and assembly cost.

6. [***] Sliders. SAE agrees to manufacture up to [***] sliders per month out of SAE China, for WD’s development purposes, using WD wafers. WD agrees to pay an upfront tooling fee of [***] for the manufacture of these [***] sliders.

If those terms set forth above are acceptable to SAE, please execute and return a copy of this letter to me.

Sincerely yours,

WESTERN DIGITAL TECHNOLOGIES, INC.

By:	/s/ Rubik Babakanian
Rubik Babakanian Senior Vice President Chief Procurement Officer

AGREED: SAE MAGNETICS (H.K.) LTD.

By:	/s/ Frankie Lo
Frankie Lo Executive Vice President & COO

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2

FOIA CONFIDENTIAL

TREATMENT REQUESTED

Attachment A

Minimum Volumes

	September 30,		September 30,		September 30,		September 30,		September 30,		September 30,		September 30,		September 30,		September 30,		September 30,
[***]

	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

Consign Wafer:
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

TPC [***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

Turnkey HGA:
SAE [***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

Grand Total Slider + HGA:	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.